                                         Oppenheimer small cap value fund
                                     Supplement dated October 10, 2001 to the
                                        Prospectus dated February 9, 2001,
                                               Revised March 1, 2001

The Prospectus is changed as follows:

1.       The paragraph captioned "The Manager- Portfolio Managers" under the section "How the Fund is Managed" on page 13 is deleted and replaced with the following:

         Portfolio Managers.  The portfolio managers of the Fund are Christopher Leavy and John Damian.
         They are the persons primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Leavy is a Vice President of the Manager and an officer and portfolio manager of other Oppenheimer funds.  Mr. Damian is also a Vice President of the Manager.  Mr. Leavy became the Fund's portfolio manager on March 1, 2001 and Mr. Damian became the Fund's portfolio manager on October 10, 2001.

         Prior to joining the Manager in September 2000, Mr. Leavy was a portfolio manager of Morgan
         Stanley Dean Witter Investment (from 1997 to September 2000) and a portfolio manager and equity analyst of Crestar Asset Management (from 1995 to 1997).  Before joining the Manager in
         September 2001, Mr. Damian was an equity analyst at Citigroup Asset Management (from 1999 to
         September 2001) and an equity analyst at Pzena Investment Management (from 1997 to 1999).  Mr.
         Damian received his MBA, with distinction, from The Wharton School of the University of
         Pennsylvania in 1995.

October 10, 2001                                              PS0251.024